UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2020

GLOBAL HOUSE HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-213744	37-181713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1771 E. Flamingo Road, Suite 201 A Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702.840.3272

No. 9, Alley 7, Section 4, Renai Road

Daan District, Taipai, Taiwan

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GHHH	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Items

On March 4, 2020, the U.S. Securities and Exchange Commission (“the SEC”) issued an Order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the March 4, 2020 order was modified and superseded by a new SEC order (Release No. 34-88465), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “SEC Order”).

Global House Holdings Ltd. (the “Company”) is filing this Current Report on Form 8-K to report that it will be delaying the filing of its Annual Report on Form 10-k for the year ended April 30, 2020 (the “Annual Report”) in reliance on the SEC Order. Due to the outbreak and spread of COVID-19, the Company’s management and advisors responsible for financial reporting have experienced administrative delays, include travel restrictions and reduced work hours. Therefore, they have been unable to complete all financial reporting processes and maintain the same ordinary course interactions with the Company’s professional advisors. As a result, the preparation and completion of the Company’s financial statements for the year ended April 30, 2020 to be included in the Annual Report have been delayed.

Based on the foregoing, the Company expects to file the Annual Report on or before September 14, 2020, being no later than 45 filing days after July 29, 2020, the original due date of the Annual Report. In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended April 30, 2019, with the following risk factor relating to the impact of COVID-19, as may be updated to reflect subsequent events:

Risk Factors

Investors are advised that the coronavirus pandemic is adversely affecting, and is expected to continue to adversely affect our business development and capital raising activity. We have experienced, and will experience material adverse financial consequences as a result of the COVID-19 pandemic and associated general economic conditions. We are unsure that we will be successful in addressing and overcoming these risks and uncertainties. If we are unable to do so, our business will not be successful and the value of your investment in our company will decline.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL HOUSE HOLDINGS LTD.

/s/Brett H. Pojunis
Brett H. Pojunis
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Director

Date: June 30, 2020

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